Exhibit 99.1

Acreage Announces Sale of Florida Operations

To Red White & Bloom Brands

NEW YORK, NY – February 25, 2021 – Acreage Holdings, Inc. (“Acreage” or the “Company”) (CSE: ACRG.A.U, ACRG.B.U) (OTCQX: ACRDF, ACRHF) today announced its subsidiary, High Street Capital Partners, LLC has entered into a definitive agreement with Red White and Bloom Brands, Inc. (the “Buyer”) (CSE: RWB) (OTCQX: RWBYF), pursuant to which the Buyer will purchase all of the issued and outstanding shares of common stock of Acreage Florida, Inc. (“Acreage Florida”) for an aggregate purchase price of $60,000,000. Acreage Florida is licensed to operate medical marijuana dispensaries, a processing facility, and a cultivation facility in the state of Florida. The deal also includes the sale of property in Sanderson, Florida.

“The sale of our Florida operations is a significant step in our previously announced operating strategy to focus on those core markets that we believe will accelerate our path to profitability and position us for significant long-term growth and cash generation,” said Peter Caldini, Chief Executive Officer of Acreage Holdings. “The cash proceeds will significantly bolster our balance sheet and position us to accelerate our cultivation expansion projects and open additional dispensaries to support our growth into key adult-use cannabis states such as Illinois and New Jersey.”

Last summer, Acreage announced a focused core-market operating strategy in nine states in the Northeast, Mid-Atlantic and Midwest. The Company currently has active operations and licenses in 13 states and continues to pursue divestitures of its remaining non-core state operations and licenses.

Deal Terms

Aggregate Purchase Price: $60,000,000 in cash, stock, and other cash considerations including:

•	An up-front cash payment of $5,000,000 upon execution of the definitive agreement
•	An additional $20,000,000 in cash, $7,000,000 in the Buyer’s common stock, and $28,000,000 in promissory notes upon closing the transaction.

Acreage anticipates closing the transaction during the second quarter of 2021.

ABOUT ACREAGE

With its principal address in New York City, Acreage is a multi-state operator of cannabis cultivation and retailing facilities in the U.S., including the company’s national retail store brand, The Botanist. Acreage’s wide range of national and regionally available cannabis products include the award-winning The Botanist brand, the highly recognizable Tweed brand, the Prime medical brand in Pennsylvania, the Innocent edibles brand in Illinois and others. Acreage also owns Universal Hemp, LLC, a hemp subsidiary dedicated to the distribution, marketing and sale of CBD products throughout the U.S. Since its founding in 2011, Acreage has focused on building and scaling operations to create a seamless, consumer-focused, branded experience. More information is available at www.acreageholdings.com.

On June 27, 2019, Acreage implemented an arrangement under section 288 of the Business Corporations Act (British Columbia) with Canopy Growth Corporation (“Canopy Growth”), which was subsequently amended on September 23, 2020 (the “Amended Arrangement”). Pursuant to the Amended Arrangement, upon the occurrence (or waiver by Canopy Growth) of changes in federal laws in the United States to permit the general cultivation, distribution and possession of marijuana (as defined in the relevant legislation) or to remove the regulation of such activities from the federal laws of the United States (the “Triggering Event”), Canopy Growth will, subject to the satisfaction or waiver of certain closing conditions, acquire all of the issued and outstanding Class E subordinate voting shares (the “Fixed Shares”) on the basis of 0.3048 of a Canopy Growth share per Fixed Share (following the automatic conversion of the Class F multiple voting shares and subject to adjustment in accordance with the terms of the arrangement agreement entered into between Acreage and Canopy Growth on April 18, 2019, as amended on May 15, 2019 and on September 23, 2020).

In addition, Canopy Growth holds an option, exercisable at the discretion of Canopy Growth, to acquire all of the issued and outstanding Class D subordinate voting shares (the “Floating Shares”) at the time that Canopy Growth acquires the Fixed Shares, for cash or Canopy Growth shares, as Canopy Growth may determine, at a price per Floating Share based upon the 30-day volume-weighted average trading price of the Floating Shares on the CSE relative to the trading price of the Canopy Growth shares at the time of the occurrence or waiver of the Triggering Event, subject to a minimum price of US$6.41 per Floating Share.

For more information about the Amended Arrangement please see the Acreage proxy statement and management information circular dated August 17, 2020 (the “Circular”) and the respective information circulars of each of Acreage and Canopy Growth dated May 17, 2019, which are available on Acreage’s and Canopy Growth’s respective profiles on SEDAR at www.sedar.com and filed with the SEC on the EDGAR website at www.sec.gov. For additional information regarding Canopy Growth, please see Canopy Growth’s profile on SEDAR at www.sedar.com.

FORWARD LOOKING STATEMENTS

This news release and each of the documents referred to herein contains “forward-looking information” and “forward-looking statements” within the meaning of applicable Canadian and United States securities legislation, respectively. All statements, other than statements of historical fact, included herein are forward-looking information, including, for greater certainty, statements regarding the Amended Arrangement, including the likelihood of completion thereof, the occurrence or waiver of the Triggering Event, the satisfaction or waiver of the closing conditions set out in the Arrangement Agreement and other statements with respect to the proposed transactions with Canopy Growth. Often, but not always, forward-looking statements and information can be identified by the use of words such as “plans”, “expects” or “does not expect”, “is expected”, “estimates”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved.

Forward-looking statements or information involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Acreage or its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements or information contained in this news release. Risks, uncertainties and other factors involved with forward-looking information could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information, including, but not limited to financing and liquidity risks, and the risks disclosed in the Circular, Acreage’s management information circular dated May 17, 2019 filed on May 23, 2019, Acreage’s annual report on Form 10-K for the year ended December 31, 2019 dated May 29, 2020 and the amendment thereto on Form 10-K/A dated August 14, 2020, and Acreage’s other public filings, in each case filed with the SEC on the EDGAR website at www.sec.gov and with Canadian securities regulators and available on the issuer profile of Acreage on SEDAR at www.sedar.com. Although Acreage has attempted to identify important factors that could cause actual results to differ materially from those contained in forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended.

Although Acreage believes that the assumptions and factors used in preparing the forward-looking information or forward-looking statements in this news release are reasonable, undue reliance should not be placed on such information and no assurance can be given that such events will occur in the disclosed time frames or at all. The forward-looking information and forward-looking statements included in this news release are made as of the date of this news release and Acreage does not undertake any obligation to publicly update such forward-looking information or forward-looking statements to reflect new information, subsequent events or otherwise unless required by applicable securities laws.

Neither the Canadian Securities Exchange nor its Regulation Service Provider has reviewed and does not accept responsibility for the adequacy or accuracy of the content of this news release.

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Media Contact:	Investor Contact:
Howard Schacter Vice President of Communications h.schacter@acreageholdings.com 917-893-5300	Steve West Vice President, Investor Relations Investors@acreageholdings.com 917-893-5300